UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report: October 16, 2015

(Date of earliest event reported)

TOWER INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

 Delaware

(State or other jurisdiction of incorporation)

001-34903	27-3679414
(Commission File Number)	(IRS Employer Identification No.)

17672 Laurel Park Drive North, Suite 400E, Livonia, Michigan	48152
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (248) 675-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 16, 2015, the Board of Directors of Tower International, Inc. (the “Company”) declared a regular quarterly cash dividend of 10 cents ($0.10) per share on the Company’s common stock. Information regarding that dividend is set forth in the Company’s press release annexed hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 Press release, dated October 16, 2015, of Tower International, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWER INTERNATIONAL, INC.

By:	/s/Jeffrey Kersten
Name:	Jeffrey Kersten
Title:	Senior Vice President and Corporate Controller

October 16, 2015